| FCPT | NOVEMBER 20171 INVESTOR PRESENTATION | NOVEMBER 2017 w ww.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E: FC PT

| FCPT | NOVEMBER 20172 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fcpt.com.

| FCPT | NOVEMBER 20173 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

| FCPT | NOVEMBER 20174 SENIOR MANAGEMENT TEAM William Lenehan President and CEO Gerald Morgan CFO  Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc.  Private investor in net lease retail real estate  Member of the Board of Directors of Macy’s, Inc.  Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc.  Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX  Ten years at Farallon Capital Management  B.A. from the Claremont McKenna College  Former CFO of Amstar Advisers, served on Amstar’s Executive and Investment Committees  Former Managing Director of Financial Strategy & Planning at Prologis, Inc.  Former President and CFO of American Residential Communities  Served as a Senior Officer with Archstone prior to the company’s sale  Former consultant at Bain & Co.  B.S. in Mechanical Engineering and MBA from Stanford University James Brat General Counsel  Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998  B.A. from Macalester College  Juris Doctorate from the UCLA School of Law

| FCPT | NOVEMBER 20175 OVERVIEW OF FCPT  Four Corners Property Trust (“FCPT”) is an investment grade rated REIT (Fitch: BBB-) primarily engaged in the ownership, acquisition, and leasing of restaurant properties  508 properties, diversified by geography and brand, 414 of which are leased to Darden under long- term triple-net leases ▪ 5 initial Darden restaurant brands: Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, Wildfish Seafood Grille ▪ 17 additional brands acquired to date: KFC, Bob Evans, Burger King, Arby’s, Pizza Hut, McAlister’s Deli, Hardee’s, Buffalo Wild Wings, Taco Bell, Wendy’s, Steak ‘n Shake, Dairy Queen, MOD Pizza, Del Taco, Denny’s, Fazoli’s, Zaxby’s ▪ Portfolio tenants are principally investment grade (89%) with positive operating trends, fulsome public disclosure, and strong rent coverage (EBITDAR / rent of 4.7x)  Strategy to grow and diversify portfolio through acquisitions and sale leasebacks  Low leverage and flexible unsecured capital structure to support diversification strategy  As of November 9, 2017, FCPT had an equity market capitalization of $1.6 billion and a total market capitalization of $2.1 billion __________________________ Figures as of 9/30/2017, unless otherwise stated.

| FCPT | NOVEMBER 20176 2017 ACCOMPLISHMENTS • Announced an increase in the annual dividend to $1.10 per share (over 13% increase from prior dividend) • “Active” acquisitions & portfolio management in 2017 - $94 million of acquisitions year to date comprising 40 restaurants at a weighted average initial cash yield of 6.9% and lease term of 19 years - Announced an agreement to acquire 41 properties for $67 million from Washington Prime Group at a 6.7% cap rate - $11 million of proceeds from two dispositions at highly attractive average cap rate of 4.9% • Diversifying and strengthening capital markets access - Obtained Investment Grade rating from Fitch (BBB-) in January 2017 to gain access to unsecured debt market - Issued $125 million of 7-year and 10-year unsecured notes in June 2017, extending debt maturity schedule - Raised $29 million in equity through the At-The-Market (“ATM”) equity follow-on program to capitalize on sector- best equity multiple - Recast and extended bank credit facility with lower interest rates representing $1.8 million in annual cash savings __________________________ Figures as of 11/09/2017, unless otherwise stated. Since the spin-off was completed in late 2015, FCPT has made significant progress achieving its goals, including portfolio diversification and improved access to capital

| FCPT | NOVEMBER 20177 CASE STUDY: FCPT AND WASHINGTON PRIME Transaction Description • On September 20, 2017, FCPT announced the acquisition of 41 restaurant properties from Washington Prime Group (“WPG”) for a purchase price of approximately $67mm in cash (~6.7% cap rate) with a weighted average remaining 8 year lease term • The transaction is expected to close in two tranches: one around 2017 year end and the other sometime in 1H of 2018 • Approximately 83% of the net operating income is from properties on out-lots to either open air or WPG’s “Tier One Enclosed” properties • All properties are outparcels to unencumbered malls / shopping centers by property level debt • The portfolio consists of 22 different restaurant brands across 12 states __________________________ Figures as of 9/30/2017, unless otherwise stated. Initial Portfolio (414) (6)

FCPT CLOSED ACQUISITIONS


Olive Garden

LONGHORN

KFC


FCPT Closed 2016 / 2017 YTD Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced
Pizza Hut	IL, IN	6	40-unit sub. of 150-unit operator	$5.7	7.2%	20	7/18/2016
Wendy's	TX	1	2-unit operator	$2.1	6.5%	10	8/2/2016
Arby's	NC	2	24-unit operator	$3.5	6.6%	18	9/6/2016
KFC	MI	4	360-unit operator	$3.9	7.1%	20	9/14/2016
Buffalo Wild Wings	IL, IA	3	7-unit operator (assigned to 40-unit operator)	$7.9	6.5%	12	9/15/2016
Dairy Queen	OK	1	76-unit operator	$2.6	6.6%	18	10/20/2016
Burger King	VA, NC, MS, AL	5	98-unit operator	$11.5	6.5%	20	10/28/2016
Arby's	VA, NC	2	24-unit operator	$4.3	6.6%	18	11/4/2016
USRP Portfolio (7 concepts)	MI, KY, OH, IN, IL, FL, CO, GA	10	Mix of corporate and franchisees	$15.6	6.6%	10	11/9/2016
KFC	IN, MI, WI	16	130-unit operator	$21.1	6.5%	20	11/10/2016
Taco Bell	IN	1	85-unit sub. of 250-unit operator	$1.3	6.7%	5	11/15/2016
Hardee's	AL & GA	4	35-unit operator	$6.9	6.5%	20	12/15/2016
Burger King	TN	4	115-unit operator	$7.7	6.5%	20	12/28/2016
USRP 4-pack (3 concepts)	AL, IN, NY, TN	4	Mix of corporate and franchisees	$5.8	6.5%	12	1/12/2017
Taco Bell	SC	1	60-unit sub. of 250-unit operator	$2.4	6.5%	12	1/13/2017
McAlister's	TX	4	40-unit operator	$8.9	6.7%	15	3/17/2017
Bob Evans	DE, IN, MD, MI, NY, OH, PA, VA, WV	16	524-unit operator	$35.1	7.1%	20	5/1/2017
Burger King	MS, TN	7	115-unit operator	$16.0	6.7%	20	6/30/2017
Taco Bell	IN	2	270-unit operator	$3.4	6.5%	20	7/26/2017
MOD Pizza/Del Taco	MI	1	5-unit sub. of 90-unit operator	$2.7	7.4%	10	9/15/2017
Red Lobster	OH, MI, PA, GA	5	700-unit operator	$19.4	6.7%	21	11/2/2017
Total / Wtd. Avg.		**99**		**$187.7**	**6.7%**	**18**	
Total 2017 YTD		**40**		**$93.7**	**6.9%**	**19**	

Note: Figures updated as of 11/09/2017.

8 | FCPT | NOVEMBER 2017

FCPT

| FCPT | NOVEMBER 20179 FCPT CLOSED DISPOSITIONS FCPT Closed 2016 / 2017 YTD Dispositions Note: Figures updated as of 9/30/2017.  FCPT remains a net acquirer of real estate  While the company receives many unsolicited offers to sell properties, only opportunistic and attractive cap rate offers are considered  All proceeds from sales exchanged accretively into new investments via 1031 exchange mechanism Tenant Location # of Properties Operator / Guarantor Information Sale Price ($mm) Initial Cash Yield Term (yrs) Announced Bahama Breeze Tampa, FL 1 Bahama Breeze Holdings, LLC $18.5 4.8% 12 10/24/2016 Olive Garden Pembroke Pines, FL 1 Darden Restaurants, Inc. $6.3 4.8% 16 10/24/2016 Olive Garden Lakeland, FL 1 Darden Restaurants, Inc. $5.2 5.1% 15 5/17/2017 Olive Garden Fairfax, VA 1 Darden Restaurants, Inc. $5.9 4.7% 16 9/13/2017 Total / Wtd. Avg. 4 $35.9 4.8% 14

NATIONAL FOOTPRINT WITH INCREASING BRAND DIVERSIFICATION



Olive Garden
LongHorn
KFC

508 Properties

44 States

22 Brands

3.6mm sq ft



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
RI
MA
VT
NH
ME
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception	Acquired Properties
Olive Garden, LongHorn Steakhouse, Wildfish Seafood Grille, Bahama Breeze Island Grille, Seasons 52 Fresh Grill	KFC, Burger King, Arby's, Pizza Hut, Buffalo Wild Wings Grill & Bar, McAlister's Deli, Zaxby's, Taco Bell, MOD, Steak n Shake, DQ, Denny's, Fazoli's, Wendy's, Hardee's, Bob Evans Restaurant, Del Taco

Note: Map and figures updated as of 9/30/2017; Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, *which are operated by a taxable REIT subsidiary ("TRS")*.
(1) Current scheduled minimum contractual rent as of 9/30/2017. Excludes the Red Lobster portfolio closed on 11/2/2017.

10 | FCPT | NOVEMBER 2017

FCPT

| FCPT | NOVEMBER 201711 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

| FCPT | NOVEMBER 201712 HIGH QUALITY PORTFOLIO Properties: • 508 properties • 89% Investment grade tenancy • 22 brands – 13 Quick Service / Fast Casual, 9 Casual / Family / Fine Dining Geography: • 44 states • Only Florida (11.1%) and Texas (10.9%) are above 10% of NOI Term Remaining: • 13.2 years • Under 1% of NOI expiring before 2027 Contractual Cash Rent: $105.3 mm (1) EBITDAR Rent Coverage: 4.7x Annual Rent Escalation: ~1.5% average fixed annualized increase Lease Structure: Triple-net leases with tenant responsible for repair and maintenance costs, property tax, insurance and building restoration Predominantly individual leases to allow landlord flexibility Summary of FCPT Portfolio __________________________ Figures as of 9/30/2017. 1. Current scheduled minimum contractual rent as of 9/30/2017. Excludes the Red Lobster portfolio closed on 11/2/2017.

| FCPT | NOVEMBER 201713 18% 104 units 4% 13 units 11% 94 units 67% 297 units 74% 20% 6% PORTFOLIO DIVERSIFICATION ___________________________ 1. Current scheduled minimum contractual rent as of 9/30/2017. Excludes the Red Lobster portfolio closed on 11/2/2017. Brand Breakdown by ABR Initial Portfolio: Rental Revenue of $94.4 mm (ABR at spin) September 2017: Rental Revenue of $105.3 mm1 104 units 300 units14 units

| FCPT | NOVEMBER 201714 LEASE MATURITY SCHEDULE ___________________________ 1. Current scheduled minimum contractual rent as of 9/30/2017. Excludes the Red Lobster portfolio closed on 11/2/2017. Note: Excludes renewal options. 0.0% 0.0% 0.0% 0.1% 0.1% 0.1% 0.2% 0.0% 0.1% 0.2% 15.3% 16.2% 14.3% 14.0% 12.7% 9.8% 9.0% 0.5% 0.2% 3.6% 3.6% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 Weighted average lease term of 13.2 years Lease Maturity Schedule (% ABR(1)) Less than 1% of rental income matures prior to 2027 100% occupied as of September 30, 2017 # Properties - - - 2 1 1 2 - 1 2 73 74 69 67 60 46 41 4 1 40 25 ash ABR ($000s) (1) - - - 130 87 59 207 - 1 7 234 16,157 17,027 15,080 14, 16 13,375 10,309 9,532 510 173 3,841 3,786 Tot l SF (000s) - - - 6 2 3 5 - 4 7 52 539 23 518 480 363 3 6 13 3 115 117 72

FCPT'S PORTFOLIO COMPARES FAVORABLY ACROSS MAJOR METRICS



Olive Garden
LONGHORN STEAKHOUSE
KFC
BURGER KING

EBITDAR Coverage (1)



% Tenants included:
25%
100%
80%
44%
98%
Peer Average: 2.9x
N/A
N/A
2.5x
2.7x
2.7x
3.8x
4.7x
AGREE REALTY CORPORATION
VEREIT
SPIRIT
STORE capital
REALTY INCOME
NATIONAL RETAIL PROPERTIES
FCPT

% Investment Grade Tenants (2)



Peer Average: 36%
23%
26%
37%
40%
45%
46%
89%
STORE capital
NATIONAL RETAIL PROPERTIES
SPIRIT
VEREIT
AGREE REALTY CORPORATION
REALTY INCOME
FCPT

% Retail Properties (3)



Peer Average: 80%
57%(4)
64%
80%
84%
99%
100%
100%
STORE capital
VEREIT
REALTY INCOME
SPIRIT
AGREE REALTY CORPORATION
NATIONAL RETAIL PROPERTIES
FCPT

Weighted Average Lease Term



(In years)
Peer Average: 10.9 yrs
9.5
9.6
10.1
10.5
11.4
~14
13.2
VEREIT
REALTY INCOME
SPIRIT
AGREE REALTY CORPORATION
NATIONAL RETAIL PROPERTIES
STORE capital
FCPT

Sources: FCPT and peer data from Company filings as of 9/30/2017 and Green Street Advisors.

1. *STOR EBITDAR coverage represents a unit's fixed charge coverage ratio before taking into account standardized corporate overhead expense. Fixed charge coverage is defined as the ratio of (i) the unit's EBITDAR, less corporate overhead expense based on industry standards, to (ii) the unit's total fixed charges, which are its lease expense,* interest expense and scheduled principal payments on indebtedness. SRC data as of 06/30/2017. NNN data as of 12/31/2016.
2. Based on annualized base rent. Information for peers per company filings (O, ADC and VER) and Green Street Advisors (STOR, SRC and NNN). FCPT classifies investment grade tenants as a tenant with at least one *investment grade rating from Moody's, S&P or Fitch.*
3. Based on annualized base rent.
4. Includes retail, restaurant, healthcare, automotive and movie theater properties.

15 | FCPT | NOVEMBER 2017

FCPT

| FCPT | NOVEMBER 201716 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

| FCPT | NOVEMBER 201717 BUSINESS PLAN AND DIVERSIFICATION STRATEGY FCPT has a core portfolio that provides stable cash flow, as well as a strong balance sheet to support diversification growth objectives  Start with 100% concentration in casual dining, but an extremely strong tenant with an investment grade credit rating  Seek to grow and diversify with an initial focus on the quick service subsector in order to move portfolio closer to reflecting national restaurant landscape  Become a preferred partner and capital source for leading restaurant operators and franchisees, capitalizing on the current industry trends pushing operator consolidation and an “asset light” business model  Maintain conservative and flexible balance sheet − Continue to improve access to equity and debt capital − Low leveraged balance sheet with substantial liquidity − Unencumbered properties − Conservative payout ratio of approximately 80% of AFFO − UPREIT structure offering compelling OP unit option − Capital recycling through selective dispositions 1 2 3 4

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA



Olive Garden
LONGHORN
KFC

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics
- Acquisition decisions are informed by a property scorecard based on these metrics, but ultimately rely on human judgement

Credit Criteria (~50%):
- Guarantor credit
- Brand durability
- Store performance
- Rent-to-sales
- Lease term

Real Estate Criteria (~50%):
- Location
- Re-use potential
- Lease structure
- Absolute rent
- Rent growth



18 | FCPT | NOVEMBER 2017

FCPT

| FCPT | NOVEMBER 201719 0 1 2 3 4 5 6 7 8 9 10 Screened / Passed Closed, Under Contract, Negotiating LOI “Ted Williams described in his book, The Science of Hitting, that the most important thing, for a hitter, is to wait for the right pitch…and that's exactly the philosophy I have about investing...wait for the right pitch…and it will come…it's the key to investing.” –Warren Buffett CONCEPTUAL UNDERWRITING STRIKE ZONE E x pe n s iv e C h e a p Ac c re ti v e Diluti v e Distressed Trophy Strike Zone Valuation to Score Matrix FCPT Long Term WACC FCPT is disciplined in its underwriting, passing on properties with weak real estate, weak credit or aggressive pricing Va luation (Going in C a p R a te ) Total Underwriting Score Figures as of November 2017.

| FCPT | NOVEMBER 201720 VAST ADDRESSABLE MARKET WITHIN RESTAURANT INDUSTRY SUBSECTORS ✓~✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓✓ ✓~ Source: Census Bureau, Bureau of Economic Analysis, Wall Street Research as of March 2017; Data as of December 2015. Retail Sales $4.85T Net Exports -$0.5T US GDP – $17.9 Trillion Food Services (13.6% of Retail Sales, $620bn) Consumption $12.3T Investment $3.0T Government $3.3T Quick Service $255bn Casual Dining $177bn Fine Dining $19bn Non- Restaurant $128bn Hamburger $80bn Pizza $38bn Sand- wich $30bn Coffee $25bn Chicken $23bn Mex- ican $22bn Other $37bn Varied Menu $56bn Asian $22bn Steak $19bn Italian $18bn Mex- ican $13bn Sea- food $12bn Other $36bn FCPT Target ~ ~ Family / Buffet $41bn

| FCPT | NOVEMBER 201721 INDUSTRY BENCHMARKING Note: Green font denotes FCPT owned brands and orange font denotes brands that FCPT is under contract to purchase per the announced Washington Prime Group transaction. % of % of Predominately Top 5 $bn Dining Restaurant Free-standing Top 5 Brands by Market Share % of Revenue Sector Industry Buildings #1 #2 #3 #4 #5 Subsector Quick Service: Burger $80 31.4% 16.3% Yes McDonald's (46%) Burger King (12%) Wendy's (11%) Sonic Drive-In (6%) Dairy Queen (5%) 80% Pizza $38 14.9% 7.7% No Pizza Hut (27%) Domino's (22%) Little Caesars (16%) Papa John's (13%) Papa Murphy's (4%) 82% Sandwich $30 11.8% 6.1% Yes Subway (54%) Arby's (16%) Jimmy John's (9%) Jersey Mike's Subs (3%) Jason's Deli (3%) 85% Coffee $25 9.8% 5.1% No Starbucks (63%) Dunkin Donuts (30%) Tim Hortons (3%) Krispy Kreme (3%) Caribou Coffee (1%) 99% Chicken $23 9.0% 4.7% Yes Chick-fil-A (33%) KFC (21%) Popeyes (13%) Zaxby's (7%) Bojangles' (6%) 80% Mexican $22 8.6% 4.5% Yes Taco Bell (52%) Chipotle (26%) Qdoba (5%) Del Taco (4%) Moe's Southwest (4%) 91% Other (Asian, Seafood, Misc) $37 14.5% 7.5% Yes Panera (52%) Panda Express (29%) Long John Silver's (6%) Captain D's (6%) Pei Wei (4%) 97% Total Quick Service $255 100.0% 51.9% Casual Dining: Varied Menu $56 31.8% 11.4% Yes Applebee's (18%) Chili's Grill & Bar (13%) Buffalo Wild Wings (13%) Cheesecake Factory (7%) TGI Fridays (6%) 57% Asian $22 12.5% 4.5% No NA NA NA NA NA <5% Steak $19 10.8% 3.9% Yes Outback (35%) Texas Roadhouse (29%) LongHorn (22%) Logan's (9%) Sizzler (3%) 98% Italian $18 10.2% 3.7% Yes Olive Garden (59%) Carrabba's (11%) Maggiano's (6%) Macaroni Grill (5%) Buca di Beppo (4%) 85% Mexican $13 7.4% 2.6% Yes On the Border (48%) Chuy's (38%) El Torito (13%) NA NA 99% Seafood $12 6.8% 2.4% Yes Red Lobster (65%) Bonefish Grill (17%) Joe's Crab Shack (11%) Bubba Gump (6%) NA 99% Other $36 20.5% 7.3% NA NA NA NA NA NA NA Total Casual Dining $176 100.0% 35.8% Family / Buffet $41 100.0% 8.4% Yes IHOP (28%) Cracker Barrel (25%) Denny's (24%) Golden Corral (15%) Bob Evans (8%) 99% Fine Dining $19 100.0% 3.9% No Ruth's Chris (20%) Capital Grille (13%) Morton's (9%) Saltgrass (8%) Seasons 52 (8%) 58%

| FCPT | NOVEMBER 201722 US eCommerce Penetration by Retail Category (2016) 46.7% 31.8% 16.4% 14.8% 11.1% 11.0% 10.5% 7.3% 2.8% 0.9% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Consumer Electronics Books & Magazines Toys & Hobbies Apparel & Accessories Health & Personal Care Jewelry & Watches Sports & Fitness (ex apparel) Furniture & Home (incl appliances) Total Grocery Food & Beverage1 1 Source: ComScore, Census Bureau, BEA, Internet Retailer, Wall Street Research 1 Calculated using estimated online sales Online / digital sales penetration has remained low within restaurants FOOD & BEVERAGE SEEMS TO BE MOST RESILIENT TO E -COMMERCE

| FCPT | NOVEMBER 201723 RAPID FRANCHISEE CONSOLIDATION WITHIN RESTAURANT INDUSTRY Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees 16,715 17,887 18,408 20,331 21,831 23,177 25,176 26,997 0 4,000 8,000 12,000 16,000 20,000 24,000 28,000 2009 2010 2011 2012 2013 2014 2015 2016 84 89 92 102 109 116 126 130 0 15 30 45 60 75 90 105 120 135 150 2009 2010 2011 2012 2013 2014 2015 2016 Source: Restaurant Finance Monitor (June 2017). The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT

| FCPT | NOVEMBER 201724 THOUGHTFUL BRAND SELECTION AIMED AT PROTECTING CASH FLOW $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 0 5 10 15 20 25 Average Unit Sales Volume ($000s) FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Casual Dining Fast Casual Quick Service ___________________________ Source: Brand average sales per Nation’s Restaurant News Top 200 (2016 edition). $10,515

| FCPT | NOVEMBER 201725 AGENDA Company Overview and Update Page 3 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 Key Investment Highlights Page 11

| FCPT | NOVEMBER 201726 Current Capitalization Current Trading Metrics ($mm, except per share) Current Cash NOI ($mm) 2 $105.3 Share price (11/9/2017) $26.09 Implied Cap Rate 5.1% Shares and OP units outstanding 61.6 Consensus AFFO per share (12 month forward) $1.29 Equity value $1,607 Price / AFFO Multiple 20.2x Debt: Q3'17 Q4'17 Bank term debt $400 Quarterly Dividend per share $0.2425 $0.2750 Revolving credit facility $0 Annualized Dividend per share $0.97 $1.10 Unsecured private notes $125 Dividend Yield 3.7% 4.2% Total market capitalization $2,132 Cash ($68) Implied enterprise value $2,064 Cost of Capital Short-Term WACC Long-Term WACC EBITDA (cash, Last Quarter Annualized) 1 $97 % of Cap. Cost (%) % of Cap. Cost (%) EBITDA (GAAP,Last Quarter Annualized) 1 $104 FCPT Equity 75.4% 5.2% 65.0% 5.2% Credit Metrics Current Total debt to total market capitalization 24.6% Fixed charge coverage (per Q3'17 covenant compliance) 5.2x Net debt to EBITDA (cash, Last Quarter Annualized) 1 4.7x Net debt to EBITDA (GAAP, Last Quarter Annualized) 1 4.4x ___________________________ Note: Figures as of 9/30/2017, unless otherwise stated. 1. EBITDA and leverage metric calculations based on last quarter annualized NOI. 2. Current scheduled minimum contractual rent as of 9/30/2017. Excludes the Red Lobster portfolio closed on 11/2/2017. 3. Peers are calculated as Q3 2017 annualized and pro forma for announced capital transactions through 11/7/2017. SUMMARY CAPITALIZATION AND FINANCIALS 4.4x 4.7x 5.2x 4.5x 6.0x 6.2x 5.5x 1.2x 0.3x 1.0x 4.4x 4.7x 5.2x 5.7x 6.0x 6.5x 6.5x FCPT ADC O NNN STOR SRC VER Net Debt/EBITDA Net Debt + Pfd./EBITDA GAAP Leverage Relative to Net Lease Peers (3)

| FCPT | NOVEMBER 201727 FCPT DEBT MATURITY SCHEDULE ___________________________ Figures as of 09/30/2017. Current Debt Maturity Schedule1 $0 $0 $0 $0 $250 $400 $0 $50 $0 $0 $75 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Unsecured Notes Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Weighted average maturity of 5.8 years

FCPT KEY INVESTMENT HIGHLIGHTS


Olive Garden

LONGHORN

KFC


High Quality Portfolio Diversified by Geography and Brand

- Well-located assets diversified geographically across 44 states in the U.S.
- Darden property-level revenue ~50% above casual dining peers
- Sales of Darden branded assets demonstrate strong underlying value and liquidity
- Strong acquisition platform with $188 million in acquisitions in 2016 and 2017 to date


Olive Garden

Strong, Stable and Growing Cash Flow

- 13.2 year average lease term with substantially all leases > 10 years term remaining
- Annualized rent escalators of ~1.5%
- Best-in-class EBITDAR / rent coverage of 4.7x and appropriate rents


LONGHORN
STEAKHOUSE

Investment Grade Credit Profile

- FCPT received BBB- investment grade rating from Fitch in January 2017
- FCPT's largest tenant, Darden, who also provides a corporate guarantee on its leases, is rated BBB/BBB/Baa3 and continues to perform well and increase market share



Conservative Financial Position

- Financially disciplined acquisition strategy
- Current leverage of 4.4x Net Debt / EBITDA (GAAP), with no near-term maturities
- 100% unencumbered asset base
- Conservative dividend payout ratio of approximately 80% of AFFO
- Strong liquidity profile with $250 million fully undrawn revolver
- Strong institutional shareholder support



Experienced Management and Board

- Highly regarded leadership with extensive retail net lease and public market REIT experience
- Board with significant restaurant and real estate experience and a strong track record
- Members of management and board are meaningfully invested in FCPT; interests are aligned with shareholders
- Best-in-class corporate governance



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FCPT

| FCPT | NOVEMBER 201729 FOUR CORNERS PROPERTY TRUST N YS E: FC PT